UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 30, 2010

BRIGHTEC, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	033-55254-27	87-0438637
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8C Pleasant Street S. – 1st Floor, South Natick, MA		01760
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(508) 647-9710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 30, 2010, pursuant to a corporate resolution, Brightec, Inc. (the “Company”) granted 65,000,000 shares of common stock to Patrick Planche, the Company’s President, Chief Executive Officer and sole director (the “Grant”).  The Grant was made in repayment for certain cash advances made by Mr. Planche to the Company in the amount of $650,000.  Following the Grant, Mr. Planche was the beneficial owner of 102,621,252 shares of common stock of the Company, which represent 45.79% of the issued and outstanding shares of common stock of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2010	BRIGHTEC, INC.

	By:	/s/ Patrick Planche
	Name:	Patrick Planche
	Title:	President and Chief Executive Officer